SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: November 6, 2014

(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland	None
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Logitech International S.A.

Apples, Switzerland

c/o Logitech Inc.

7600 Gateway Boulevard

Newark, California 94560

(Address of principal executive offices and zip code)

(510) 795-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Following discussions among the Audit Committee of the Board of Directors (the “Audit Committee”) of Logitech International S.A. (“Logitech” or the “Company”), representatives of Logitech senior management and PricewaterhouseCoopers LLP (“PwC”), Logitech’s independent registered public accounting firm, the Audit Committee and PwC have mutually agreed on November 6, 2014 that, due to an independence matter described below, PricewaterhouseCoopers S.A. and PwC will not stand for re-election as Logitech’s independent auditors and as Logitech’s independent registered public accounting firm, respectively. Such declination by PwC to stand for re-election will become effective upon the filings of the Company’s Annual Report on Form 10-K for Fiscal Year 2014 and Quarterly Report on Form 10-Q for the first quarter of Fiscal Year 2015 with the United States Securities and Exchange Commission.

PwC recently brought to the attention of the Company and the Audit Committee an issue with its independence that arose in the Company’s Fiscal Year 2015. The issue stems from non-audit services that were provided by PwC to the Company during the Company’s second quarter of Fiscal Year 2015. The services, which were contracted for in June 2014 for $105,000 and begun in August 2014, were consulting services related to the Company’s implementation of Governance, Risk and Compliance (“GRC”) software. Based on PwC’s and the Company’s current view of the matter and of the independence standards, PwC and Logitech currently believe that PwC remains independent and has maintained the requisite objectivity with respect to the financial periods covered by Logitech’s Fiscal Year 2012, 2013 and 2014 financial statements and internal control over financial reporting as of March 31, 2014, as well as the financial statements for the first quarter of Fiscal Year 2015. In consideration of the specific facts and circumstances related to this situation, PwC verbally informed Logitech on November 6, 2014 that it has concluded it is not independent with respect to the second quarter of Fiscal Year 2015 and, as a result, PricewaterhouseCoopers S.A. and PwC are declining to stand for re-election as Logitech’s independent auditors and as Logitech’s independent registered public accounting firm, respectively, for Fiscal Year 2015.

On November 12, 2014, the Audit Committee appointed KPMG LLP (“KPMG”) to serve as its new independent registered public accounting firm to audit the Company’s financial statements for Fiscal Year 2015, effective on November 13, 2014.

The reports of PwC on the Company’s financial statements for the fiscal years ended March 31, 2013 and March 31, 2014 did not contain an adverse opinion or a disclaimer of opinion; nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended March 31, 2014 and 2013 and in the subsequent interim period through November 6, 2014 there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the matter in their reports.

There were “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended March 31, 2014 and March 31, 2013 and the subsequent interim period through November 6, 2014, as follows. On September 2, 2014 (U.S. time), the Company announced that the Audit Committee concluded that the consolidated financial statements for the years ended March 31, 2011 and 2012 included in Logitech’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2013, 2012 and 2011 and for the three months ended June 30, 2011 included in Logitech’s Quarterly Report on Form 10-Q for the three months ended June 30, 2011 can no longer be relied on due to an accounting misstatement for inventory valuation reserves for Logitech’s now discontinued Revue product. The restated fiscal year 2012 consolidated financial statements are included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014. In addition, as previously disclosed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended March 31, 2013 (the “2013 Annual Report”), the Company’s management concluded that material weaknesses existed as of March 31, 2013, as follows:

•	The Company did not design and maintain effective controls over the review of supporting information to determine the completeness and accuracy of the consolidated statement of cash flows, the consolidated statement of comprehensive income (loss) and disclosures in the notes to the consolidated financial statements; and

•	The Company did not maintain effective controls related to developing an appropriate methodology to accrue the costs of product warranties given to end customers, including an on-going review of the assumptions within the methodology to determine the completeness and accuracy of the warranty accrual.

In addition to these material weaknesses, which continued to exist as of March 31, 2014, as a result of the Audit Committee’s investigation and the restatement of the Company’s financial statements the Company’s management concluded that two additional material weaknesses existed as of March 31, 2014, including:

•	The Company did not maintain an effective control environment as former finance management exercised bad judgment and failed to provide effective oversight, which resulted in ineffective information and communication, whereby certain of the Company’s finance personnel did not adequately document and communicate accounting issues across the organization, including to our independent registered public accounting firm. Additionally, there was an insufficient complement of personnel with appropriate accounting knowledge, experience and competence, resulting in incorrect conclusions in the application of generally accepted accounting principles; and

•	The Company did not design and maintain effective controls to consider all relevant information and document the underlying assumptions in our assessment of the valuation of finished goods, work in process and components inventory, including non-cancelable orders for such inventory, related to our now discontinued Revue product.

These material weaknesses, as well as the Company’s plans to remediate them, are set forth in Item 9A of the 2013 Annual Report and in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014, and which are incorporated by reference into this Item 4.01. Accordingly, the reports of PwC on the Company’s internal control over financial reporting as of March 31, 2013 and as of March 31, 2014 as well as management’s reports as of the same date, which were included in the Company’s Annual Reports on Form 10-K for Fiscal Years 2013 and 2014, respectively, contained qualified opinions thereon. The material weaknesses in the Company’s internal control over financial reporting that the Company disclosed in its Annual Report on Form 10-K for Fiscal Year 2014 and which are incorporated by reference herein continued to exist during the subsequent interim period through November 6, 2014.

The Audit Committee discussed the subject matter of the reportable events with PwC. Other than as disclosed above, there were no reportable events during the fiscal years ended March 31, 2014 and 2013 and through the subsequent interim period through November 6, 2014. The Company authorized PwC to respond fully and without limitation to all requests of KPMG concerning all matters related to the periods audited by PwC, including with respect to the subject matter of the reportable events.

During the Company’s two most recent fiscal years ended March 31, 2014 and 2013 and prior to engaging KPMG, neither the Company nor anyone on its behalf consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in connection with which either a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Logitech provided PwC with a copy of this Current Report on Form 8-K, and requested that PwC furnish Logitech with a letter addressed to the U.S. Securities and Exchange Commission stating whether PwC agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree. Logitech has received the requested letter from PwC, and a copy of PwC’s letter dated November 13, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated November 13, 2014, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Vincent Pilette
Vincent Pilette
Chief Financial Officer

November 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated November 13, 2014, regarding change in independent registered public accounting firm.